                   A Closed-End Investment Company
               listed on the New York Stock Exchange

                           100 PARK AVENUE
                        NEW YORK • NY 10017
                   212-916-8400 • 1-800-436-8401
             E-mail: InvestorRelations@gainv.com
            www.generalamericaninvestors.com

For the nine months ended September 30,	However, with China slowing and Europe in reces-
2012, the net asset value per Common Share	sion, top-line gains have become even more challeng-
increased 13.7%, while the investment return	ing, while cost saves appear to be largely exhausted.
to our stockholders increased by 16.7%. By com-	The resulting pressure on margins has led to the first
parison, our benchmark, the Standard & Poor’s 500	decline in quarterly profit, year-over-year, since 2009
Stock Index (including income), increased 16.4%.	and the likelihood that results will continue to be con-
For the twelve months ended September 30, 2012,	strained in the near-term.
the return on the net asset value per Common Share
increased by 29.5%, and the return to our stockholders	Extraordinarily low interest rates may well persist
increased by 29.1%; these compare with an increase of	for some time, due, in part, to the Federal Reserve’s
30.2% for the S&P 500. During both periods, the dis-	efforts to support the housing market by encourag-
count at which our shares traded continued to fluctuate	ing both purchases and refinancing. In consequence,
and on September 30, 2012, it was 14.2%.	equities, especially those with strong balance sheets
and meaningful dividends, may continue to find favor
As detailed in the accompanying financial statements	with investors faced with maturing bond portfolios
(unaudited), as of September 30, 2012, the net assets	and a compelling need for the higher yields available
applicable to the Company’s Common Stock were	only in riskier asset classes.
$967,239,370 equal to $33.86 per Common Share.
Information about the Company, including our
The increase in net assets resulting from operations	investment objectives, operating policies and
for the nine months ended September 30, 2012 was	procedures, investment results, record of dividend
$113,930,774. During this period, the net realized	and distribution payments, financial reports and press
gain on investments sold was $58,352,743, and	releases, is on our website and has been updated
the increase in net unrealized appreciation was	through September 30, 2012. It can be accessed on
$61,288,760. Net investment income for the	the internet at www.generalamericaninvestors.com.
nine months was $2,773,250, and distributions to
Preferred Stockholders amounted to $8,483,979.	By Order of the Board of Directors,

During the nine months, 1,202,985 shares of the	GENERAL AMERICAN INVESTORS COMPANY, INC.
Company’s Common Stock were repurchased for	Spencer Davidson
$33,228,774 at an average discount from net asset	Chairman of the Board
value of 14.6%.	and Chief Executive Officer

The market strength that characterized the first part	October 10, 2012
of the year, before flagging in the second quarter,
resumed strongly in the period just ended. Despite
tepid revenue growth, corporate profits continued
to advance, owing to record margins, which were
buoyed by improved productivity and constrained
capital spending.

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.6%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$25,444,250

COMMUNICATIONS AND INFORMATION SERVICES (7.7%)
960,000	Cisco Systems, Inc.		18,331,200
700,000	QUALCOMM Incorporated		43,729,000
393,100	Vodafone Group Plc ADR		11,203,350
		(Cost $49,005,585)	73,263,550
COMPUTER SOFTWARE AND SYSTEMS (7.2%)
50,000	Apple Inc. (a)		33,355,250
555,000	Dell Inc.		5,469,525
795,000	Microsoft Corporation		23,659,200
100,000	Teradata Corporation (a)		7,541,000
		(Cost $46,737,885)	70,024,975
CONSUMER PRODUCTS AND SERVICES (15.7%)
350,000	Diageo plc ADR		39,455,500
1,264,063	Ford Motor Company		12,463,661
450,000	Nestle S.A.		28,448,438
250,991	PepsiCo, Inc.		17,762,633
240,998	Towers Watson & Co. Class A		12,784,944
728,845	Unilever N.V.		26,042,470
330,211	Visteon Corporation (a)		14,681,181
		(Cost $113,971,389)	151,638,827
DIVERSIFIED (1.5%)
110	Berkshire Hathaway Inc. Class A (a)	(Cost $1,250,573)	14,597,000
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.8%)
957,100	Republic Services, Inc.		26,329,821
630,000	Waste Management, Inc.		20,210,400
		(Cost $39,190,474)	46,540,221
FINANCE AND INSURANCE (26.1%)
BANKING (4.2%)
425,000	Bond Street Holdings LLC, Class A (a) (b)		7,862,500
75,000	Bond Street Holdings LLC, Class B (a) (c)		1,318,125
520,000	JPMorgan Chase & Co.		21,049,600
110,000	M&T Bank Corporation		10,467,600
		(Cost $31,140,007)	40,697,825
INSURANCE (12.7%)
860,000	Arch Capital Group Ltd. (a)		35,810,400
240,000	Everest Re Group, Ltd.		25,670,400
53,500	Forethought Financial Group, Inc. Class A (a) (d)		12,037,500
350,000	MetLife, Inc.		12,061,000
275,000	PartnerRe Ltd.		20,427,000
420,000	Platinum Underwriters Holdings, Ltd.		17,165,400
		(Cost $59,701,102)	123,171,700
OTHER (9.2%)
315,000	American Express Company		17,910,900
330,492	Aon Corporation		17,281,426
1,666,667	Epoch Holding Corporation		38,500,008
655,500	Nelnet, Inc.		15,561,570
		(Cost $44,893,728)	89,253,904
		(Cost $135,734,837)	253,123,429

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (4.7%)
150,000	Celgene Corporation (a)		$11,460,000
500,000	Cytokinetics, Incorporated (a)		416,500
214,300	Gilead Sciences, Inc. (a)		14,214,519
198,479	Intercell AG (a)		464,038
755,808	Pfizer Inc.		18,781,829
		(Cost $34,051,578)	45,336,886
MACHINERY AND EQUIPMENT (3.6%)
1,200,000	ABB Ltd. ADR		22,440,000
900,000	The Manitowoc Company, Inc.		12,006,000
		(Cost $23,703,922)	34,446,000
METALS AND MINING (2.1%)
767,700	Alpha Natural Resources, Inc. (a)		5,043,789
200,000	Freeport-McMoRan Copper & Gold Inc.		7,916,000
200,000	Nucor Corporation		7,652,000
		(Cost $33,417,741)	20,611,789
MISCELLANEOUS (2.6%)
	Other (e)	(Cost $23,702,875)	25,377,488

OIL AND NATURAL GAS (INCLUDING SERVICES) (9.7%)
296,478	Apache Corporation		25,636,452
300,000	Canadian Natural Resources Limited		9,237,000
130,062	Devon Energy Corporation		7,868,751
750,000	Halliburton Company		25,267,500
2,050,000	Weatherford International Ltd. (a)		25,994,000
		(Cost $74,984,196)	94,003,703
RETAIL TRADE (15.5%)
394,500	Costco Wholesale Corporation		39,513,120
234,050	Kohl’s Corporation		11,988,041
460,000	Target Corporation		29,196,200
1,544,668	The TJX Companies, Inc.		69,185,680
		(Cost $53,860,441)	149,883,041
SEMICONDUCTORS (2.8%)
500,000	ASML Holding N.V.	(Cost $11,701,015)	26,840,000

TECHNOLOGY (1.0%)
750,000	International Game Technology	(Cost $8,678,620)	9,817,500

TOTAL COMMON STOCKS (107.6%)		(Cost $672,948,336)	1,040,948,659

Warrants	WARRANT
BANKING (0.3%)
225,000	JPMorgan Chase & Co., expires 10/28/2018 (a)	(Cost $2,865,853)	2,315,250

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
124,904,638	SSgA U.S. Treasury Money Market Fund (12.9%)	(Cost $124,904,638)	$124,904,638
TOTAL INVESTMENTS (f) (120.8%)		(Cost $800,718,827)	1,168,168,547
Liabilities in excess of cash, receivables and other assets (-1.1%)			(10,812,002)
PREFERRED STOCK (-19.7%)			(190,117,175)

NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$967,239,370

ADR - American Depository Receipt
(a)	Non-income producing security.
(b)	Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $8,500,000, unit cost is $20.00 per share and fair value is $18.50 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(c)	Level 3 fair value measurement, restricted security acquired 05/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $17.58 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(d)	Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $225.00 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security. Significant increases (decreases) in the relative valuation metrics of the peer group companies may result in higher (lower) estimates of fair value.
(e)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(f)	At September 30, 2012: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $415,239,771, aggregate gross unrealized depreciation was $47,790,051, and net unrealized appreciation was $367,449,720.

Contracts			Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
CHEMICAL (INCLUDING INSTRUMENTATION)
100	Universal Display Corp./December 2012/$34.00	(Premium Deposited with Broker $33,696)	$36,000
METALS AND MINING
750	Alpha Natural Resources/December 2012/$7.00	(Premium Deposited with Broker $87,477)	93,000

TOTAL PUT OPTIONS	(Premiums Deposited with Brokers $121,173)		$129,000

(see notes to unaudited financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITION
Vodafone Group Plc ADR	15,000	393,100	(b)
ADDITIONS
Alpha Natural Resources, Inc.	300,000	767,700
MetLife, Inc.	25,000	350,000
Microsoft Corporation	25,000	795,000
Nelnet, Inc.	10,500	655,500
Nucor Corporation	50,000	200,000
Towers Watson & Co. Class A	34,998	240,998
Visteon Corporation	54,498	330,211

DECREASES
ELIMINATION
Poniard Pharmaceuticals	4,883	—
REDUCTIONS
Arch Capital Group Ltd.	15,000	860,000
ASML Holding N.V.	75,000	500,000
Cytokinetics, Incorporated	29,900	500,000
Dell Inc.	270,000	555,000
Everest Re Group, Ltd.	5,000	240,000
Intercell AG	215,231	198,479
Kohl’s Corporation	50,000	234,050	(b)
PartnerRe Ltd.	10,000	275,000
PepsiCo, Inc.	54,009	250,991
Platinum Underwriters Holdings, Ltd.	15,000	420,000
Teradata Corporation	45,000	100,000
The TJX Companies, Inc.	296,040	1,544,668

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2012 is shown in the following table.

INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS
Finance and Insurance
Banking	$34,006	$43,013	4.5%
Insurance	59,701	123,172	12.7
Other	44,894	89,254	9.2
	138,601	255,439	26.4
Consumer Products and Services	113,971	151,639	15.7
Retail Trade	53,860	149,883	15.5
Oil and Natural Gas (Including Services)	74,984	94,004	9.7
Communications and Information Services	49,006	73,264	7.7
Computer Software and Systems	46,738	70,025	7.2
Environmental Control (Including Services)	39,190	46,540	4.8
Health Care/Pharmaceuticals	34,052	45,337	4.7
Machinery and Equipment	23,704	34,446	3.6
Semiconductors	11,701	26,840	2.8
Aerospace/Defense	22,957	25,444	2.6
Miscellaneous**	23,703	25,377	2.6
Metals and Mining	33,418	20,612	2.1
Diversified	1,250	14,597	1.5
Technology	8,679	9,817	1.0
	675,814	1,043,264	107.9
Short-Term Securities	124,905	124,905	12.9
Total Investments	$800,719	1,168,169	120.8
Other Assets and Liabilities - Net		(10,812)	(1.1)
Preferred Stock		(190,117)	(19.7)
Net Assets Applicable to Common Stock		$967,240	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $672,948,336)		$1,040,948,659
Warrant (cost $2,865,853)		2,315,250
Money market fund (cost $124,904,638)		124,904,638
Total investments (cost $800,718,827)		1,168,168,547

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$527,536
Receivable for securities sold	33,696
Dividends, interest and other receivables	1,406,981
Qualified pension plan asset, net excess funded (note 7)	528,854
Prepaid expenses and other assets	2,032,413	4,529,480
TOTAL ASSETS		1,172,698,027
LIABILITIES
Payable for securities purchased	3,045,211
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $121,173)	129,000
Accrued supplemental pension plan liability (note 7)	4,267,783
Accrued supplemental thrift plan liability (note 7)	3,687,979
Accrued expenses and other liabilities	3,991,554

TOTAL LIABILITIES		15,341,482

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 28,563,404 shares (note 5)		$967,239,370

NET ASSET VALUE PER COMMON SHARE		$33.86

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 28,563,404 shares at par value (note 5)	$28,563,404
Additional paid-in capital (note 5)	524,357,999
Undistributed net investment income (note 5)	4,059,294
Undistributed realized gain on investments	59,205,908
Accumulated other comprehensive income (note 7)	(7,685,194)
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on investments	367,441,893

NET ASSETS APPLICABLE TO COMMON STOCK		967,239,370

* Collateral for options written.

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $489,045)	$13,613,542
Interest	2,790	$13,616,332

EXPENSES
Investment research	6,231,466
Administration and operations	2,611,480
Office space and general	1,237,376
Directors’ fees and expenses	209,599
Auditing and legal fees	175,942
Miscellaneous taxes	131,727
Transfer agent, custodian and registrar fees and expenses	128,106
Stockholders’ meeting and reports	117,386	10,843,082
NET INVESTMENT INCOME		2,773,250

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term)	58,677,546
Written option transactions (notes 1b and 4)	(324,803)
	58,352,743
Net increase in unrealized appreciation on investments	61,288,760
NET GAIN ON INVESTMENTS		119,641,503
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$113,930,774

	Nine months Ended
	September 30, 2012	Year Ended
OPERATIONS	(Unaudited)	December 31, 2011
Net investment income	$2,773,250	5,295,369
Net realized gain on investments	58,352,743	19,507,647
Net increase (decrease) in unrealized appreciation	61,288,760	(42,899,858)
	122,414,753	(18,096,842)
Distributions to Preferred Stockholders:
From net investment income	—	(3,326,632)
From short-term capital gains	—	(249,312)
From long-term capital gains	—	(7,736,028)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,930,774	(29,408,814)
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	(2,864,213)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(4,388,308)
From short-term capital gains	—	(328,878)
From long-term capital gains	—	(10,204,952)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(14,922,138)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	7,094,056
Cost of Common Shares purchased	(33,228,774)	(24,302,457)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(33,228,774)	(17,208,401)
NET INCREASE (DECREASE) IN NET ASSETS	80,702,000	(64,403,566)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	886,537,370	950,940,936
END OF PERIOD (including undistributed net investment income of $4,059,294 and
$1,286,147, respectively)	$967,239,370	886,537,370

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended
September 30, 2012 and for each year in the five-year period ended December 31, 2011. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2012		Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.78	$31.26	$27.50	$21.09	$38.10	$40.54
Net investment income	.10	.18	.19	.11	.42	.31
Net gain (loss) on securities -
realized and unrealized	4.28	(.68)	4.37	6.94	(16.15)	3.39
Other comprehensive income	—	(.10)	—	.07	(.25)	.02
	4.38	(.60)	4.56	7.12	(15.98)	3.72
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.07)	(.11)	(.11)	(.02)
Distributions from net short-term capital gains	—	(.01)	(.03)	(.05)	—	(.03)
Distributions from net long-term capital gains	—	(.26)	(.27)	(.19)	(.27)	(.36)
Distributions from return of capital	—	—	—	(.01)	—	—
Unallocated	(.30)	—	—	—	—	—
	(.30)	(.38)	(.37)	(.36)	(.38)	(.41)
Total from investment operations	4.08	(.98)	4.19	6.76	(16.36)	3.31
Distributions on Common Stock:
Dividends from net investment income	—	(.15)	(.08)	(.10)	(.19)	(.33)
Distributions from net short-term capital gains	—	(.01)	(.03)	(.05)	—	(.38)
Distributions from net long-term capital gains	—	(.34)	(.32)	(.19)	(.46)	(5.04)
Distributions from return of capital	—	—	—	(.01)	—	—
	—	(.50)	(.43)	(.35)	(.65)	(5.75)

Net asset value, end of period	$33.86	$29.78	$31.26	$27.50	$21.09	$38.10
Per share market value, end of period	$29.06	$24.91	$26.82	$23.46	$17.40	$34.70
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	16.66%*	(5.29%)	16.24%	36.86%	(48.20%)	8.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$967,239	$886,537	$950,941	$864,323	$674,598	$1,202,923
Ratio of expenses to average net assets
applicable to Common Stock	1.55%**	1.39%	1.54%	1.93%	0.87%	1.11%
Ratio of net income to average net assets
applicable to Common Stock	0.39%**	0.56%	0.66%	0.46%	1.31%	0.78%
Portfolio turnover rate	4.81%*	11.17%	18.09%	24.95%	25.52%	31.91%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$199,617	$200,000
Asset coverage	609%	566%	600%	555%	438%	701%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.01	$25.47	$24.95	$24.53	$21.90	$21.99

*Not annualized
 **Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and State income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,019,730,534	—	$21,218,125	$1,040,948,659
Warrant	2,315,250	—	—	2,315,250
Money market fund	124,904,638	—	—	124,904,638
Total	$1,146,950,422	—	$21,218,125	$1,168,168,547

Liabilities
Options Written	($129,000)			($129,000)

The aggregate value of Level 3 portfolio investments changed during the nine months ended September 30, 2012 as follows:

Change in portfolio valuations using signifi cant unobservable inputs	Level 3
Fair value at December 31, 2011	$19,860,500
Net change in unrealized appreciation on investments	1,357,625
Fair value at September 30, 2012	$21,218,125

The increase in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at September 30, 2012 and reported within the caption Net change in
unrealized appreciation/depreciation in the Statement of Operations:	$1,357,625

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2012 amounted to $49,995,737 and $158,153,625, on long transactions, respectively.

4. WRITTEN OPTIONS - Transactions in written call options and collateralized put options during the nine months ended September 30,
2012 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2011	0	$0	0	$0
Options written	300	311,107	850	121,173
Options exercised	(100)	(101,421)	0	0
Options terminated in closing purchase transaction	(200)	(209,686)	0	0
Options outstanding, September 30, 2012	0	$0	850	$121,173

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
28,563,404 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
September 30, 2012.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date,
395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2012 and the year ended December 31, 2011 were as follows:

	Shares		Amount
	2012	2011	2012	2011
Shares issued in payment of dividends and distributions
(includes 278,416 shares issued from treasury)	—	278,416	—	$278,416
Increase in paid-in capital			—	6,815,640
Total increase			—	7,094,056
Shares purchased (at an average discount from net asset value
of 14.6% and 14.6%, respectively)	1,202,985	935,321	($1,202,985)	(935,321)
Decrease in paid-in capital			(32,025,789)	(23,367,136)
Total decrease			(33,228,774)	(24,302,457)
Net decrease			$(33,228,774)	($17,208,401)

At September 30, 2012, the Company held in its treasury 3,417,468 shares of Common Stock with an aggregate cost in the amount of
$88,365,909

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2012 to its offi cers (identifi ed on back cover) amounted to $5,160,083.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the nine months ended September 30, 2012 were:

Service cost	$388,279
Interest cost	564,684
Expected return on plan assets	(767,538)
Amortization of prior service cost	34,946
Recognized net actuarial loss	518,774
Net periodic benefi t cost	739,145

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2012 was $741,047. The qualifi ed thrift plan acquired
21,200 shares of the Company’s Common Stock during the nine months ended September 30, 2012 and held 601,044 shares of the
Company’s Common Stock at September 30, 2012.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $822,200 for the nine months ended September 30, 2012. Minimum rental commit-
ments under the operating lease are approximately $1,183,000 in 2013 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2012 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 18, 2012, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s princi-
pal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS

Spencer Davidson, Chief Executive Officer
Jeffrey W. Priest, President
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENTAUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company